Prospectus	August 30, 2013, as supplemented March 7, 2014

PowerShares Exchange-Traded Fund Trust

PNQI	PowerShares NASDAQ Internet Portfolio	The NASDAQ Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PNQI	PowerShares NASDAQ Internet Portfolio

Summary Information

Investment Objective

The PowerShares NASDAQ Internet Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks of Internet companies that comprise the Underlying Index. The Underlying Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Underlying Index include Internet software and services companies involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce. NASDAQ OMX Group, Inc. (the “NASDAQ OMX” or the “Index Provider”) compiles the Underlying Index strictly in accordance with its guidelines and mandated procedures.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Internet Software and Services Sector Risk. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability of companies in this sector.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Large Capitalization Company Risk. Companies with large market capitalizations may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Return—Calendar Year

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 17.54%.

Best Quarter	Worst Quarter
28.40% (3rd Quarter 2010)	(18.25)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/12/08)
Return Before Taxes	20.06%	12.78%
Return After Taxes on Distributions	20.06%	12.77%
Return After Taxes on Distributions and Sale of Fund Shares	13.05%	11.17%
NASDAQ Internet Index® (reflects no deduction for fees, expenses or taxes)	20.25%	13.35%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	18.35%	8.33%

	1 Year	Since Inception (06/12/08)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	3.67%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser; Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on the NASDAQ Stock Market LLC (“NASDAQ” or “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise its Underlying Index. The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because the Fund uses an indexing approach to try to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in its Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of the Fund’s Underlying Index is set forth below.

NASDAQ Internet Index®

The Underlying Index for the Fund is a modified market-capitalization weighted index designed to track the performance of the largest and most liquid U.S.-listed companies that are engaged in Internet-related businesses and that are listed on one of the three major U.S. stock exchanges. To be eligible for inclusion in the Underlying Index, a security:

•	must be listed on NASDAQ, the NYSE or NYSE MKT;

•

must be classified, as NASDAQ OMX reasonably determines, as a company whose primary business includes Internet-related services including, but not limited to, Internet software, Internet access providers, Internet search engines, web hosting, website design or internet retail commerce;

•	must have a minimum market capitalization of $200 million;

•	must have a minimum three-month average daily trading volume of 100,000 shares;

•	must have a minimum closing price of $3.00;

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must be issued by a company that has not entered into a definitive agreement or other arrangement that likely would result in the security no longer being eligible for inclusion in the Underlying Index;

•	may not be issued by a company currently in bankruptcy proceedings; and

•	must be issued by a company that does not have annual financial statements with an audit opinion that is currently withdrawn.

The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, American depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, exchange-traded funds (“ETFs”), convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

The Index Provider evaluates the Underlying Index annually in March based on market data and sector classification. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities that meet the above eligibility criteria in the Underlying Index. It makes security additions and deletions effective after the close of trading on each third Friday in March. Additionally, if at any time during the year other than the evaluation, a security in the Underlying Index no longer meets the eligibility criteria above, or is otherwise determined to have become ineligible for continued inclusion in the Underlying Index, the security is removed from the Underlying Index and is not replaced. Ordinarily, an Underlying Index security will be removed from the Underlying Index at its last sale price. If, however, at the time of its removal the Underlying Index security is halted from trading on its primary listing market and an official closing price cannot readily be determined, the Underlying Index security may, in NASDAQ OMX’s discretion, be removed at a zero price. The zero price will be applied to the Underlying Index security after the close of the market but prior to the time the official closing value of the Underlying Index is disseminated.

The Underlying Index employs a modified market capitalization-weighted methodology based on the market capitalization ranking of the Underlying Index securities. At each quarterly rebalance, if the Underlying Index weight of the highest ranking security is greater than 8%, it will be capped at 8% and the Index Provider will distribute the excess weight proportionally across the remaining Underlying Index securities. The Index Provider will repeat the process until no more than five Underlying Index securities are capped at 8%. Next, the Index Provider will cap the Underlying Index weight at 4% for all other Underlying Index securities with an Underlying Index weight greater than 4%, and the Index Provider will distribute proportionally the excess weight across the remaining Underlying Index securities to generate the final rebalanced Underlying Index weights. The Index Provider applies the modified market capitalization-weighted methodology to the

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capitalization of each Underlying Index security in the Underlying Index, after applying quarterly changes to the total shares outstanding and the corresponding last sale price of the security at the close of trading on the last trading day in February, May, August and November. The Index Provider calculates Underlying Index shares by dividing this modified market capitalization for each Underlying Index security in the Underlying Index by its corresponding last sale price.

The Index Provider will reflect changes in the price and/or Underlying Index shares driven by corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 10%, the change ordinarily will become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. The Index Provider will accumulate changes of less than 10% during the quarter and ordinarily will make them effective after the close of trading on the third Friday in March, June, September and December. In each case, the Index Provider will make certain adjustments in the calculation of the Underlying Index to ensure continuity of the Underlying Index. The Underlying Index shares are adjusted by the same percentage amount by which the total shares outstanding have changed. In the case of a special cash dividend, the Index Provider will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted Underlying Index policies and procedures. If it is determined that the Index Provider will make a change, that change ordinarily will become effective on the Underlying Index ex-date.

Ordinarily, whenever there is a change in Underlying Index shares, a change in Underlying Index securities, or a change to the price of an Underlying Index security due to spin-offs, rights issuances, or special cash dividends, the divisor is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. The Index Provider announces all changes to the Underlying Index in advance and reflects those changes in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, the Index Provider will exercise reasonable discretion as it deems appropriate.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Internet Software and Services Sector Risk

Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect the Internet software and services sector. For example, as product cycles shorten and manufacturing capacity increases, these companies could become subject increasingly to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence also can affect profitability.

The market for these Internet software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of Internet software and services companies depends substantially on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software and services companies can respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused, and are likely to cause, the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop independently technologies that are equivalent substantially or superior to such companies’ technology.

Equity Risk

Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the Fund invests or factors relating to the securities of specific companies that the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, the Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in

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a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular industry is available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on its Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Index. The Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from its Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track its Underlying Index. For example, in regulated industries, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund’s and the Adviser’s affiliates.

The Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund or the need to reserve cash held by the Fund to meet redemptions and expenses or low assets (particularly when the Fund is new and has operated for only a short period). If the Fund utilizes a sampling approach, its return may not correlate as well with its Underlying Index, as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Index Risk

Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Market Risk

Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Fund’s Underlying Index.

Market Trading Risk

The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption processes of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Large Capitalization Company Risk

The Fund may invest in companies with large market capitalizations, which may go in and out of favor based on market and economic conditions. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in securities of smaller companies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share prices of the Fund than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Principal Investment Strategies

The Fund, after investing at least 90% of its total assets in securities that comprise its Underlying Index, may invest its remaining assets in securities not included in its Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on

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which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Fund may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to the Fund’s Underlying Index and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to the Fund’s Underlying Index in the portfolio composition of the Fund.

The Fund normally will invest at least 80% of its total assets in securities suggested by the name of the Fund (the “80% investment policy”). The Fund considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each of the investment policies described herein, including the Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (“Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The Board also may change the 80% investment policy of the Fund without shareholder approval, but only upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Risks of Futures and Options

The Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, the Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

The Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Policies and Risks—Futures and Options” in the SAI.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the Fund’s NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of the Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded

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throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com

Management of the Fund

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $36.6 billion as of July 31, 2013.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Michael Jeanette, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this, he was a financial advisor with Smith Barney and First Bank Systems.

Brian Picken is Vice President and Portfolio Manager of the Adviser. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2010. Previously, he was an Associate Portfolio Manager from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that was a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2013. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Fund pays the Adviser a unitary management fee equal to 0.60% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of the Fund is available in the Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

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Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade under the symbol “PNQI”.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on its Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

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•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. The Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for the Fund will be disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including

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where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1661 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,				For the Period June 10, 2008(e) Through April 30, 2009
	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of period	$41.08	$41.37	$27.99	$17.89	$24.72
Net investment income (loss)(a)	(0.01)	(0.08)	(0.06)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	5.04	(0.21)	13.44	10.22	(6.74)
Total from investment operations	5.03	(0.29)	13.38	10.10	(6.82)
Distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.02)	—	—	—	(0.01)
Net asset value at end of period	$46.09	$41.08	$41.37	$27.99	$17.89
Market price at end of period(b)	$46.08	$41.08	$41.40	$28.01	$17.88
Net Asset Value, Total Return(c)	12.26%	(0.70)%	47.80%	56.46%	(27.56	)%(f)
Market Price Total Return(c)	12.23%	(0.77)%	47.81%	56.65%	(27.60	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$64,525	$63,678	$45,507	$15,396	$1,789
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60	%(g)
Net investment income (loss)	(0.02)%	(0.22)%	(0.17)%	(0.46)%	(0.51	)%(g)
Portfolio turnover rate(d)	20%	23%	20%	23%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)

The net asset value, total return from Fund Inception (June 12, 2008, the first day of trading on the Exchange) to April 30, 2009 was (25.33)%. The market price total return from Fund Inception to April 30, 2009 was (26.53)%.

(g)	Annualized.

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Index Provider

The NASDAQ Internet Index® is calculated and maintained by the NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the NASDAQ OMX to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliates of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Disclaimers

PowerShares NASDAQ Internet Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NASDAQ Internet Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares NASDAQ Internet Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares NASDAQ Internet Portfolio particularly, or the ability of the NASDAQ Internet Index® to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX® and NASDAQ Internet Index® trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Internet Index® which is determined, composed and calculated by NASDAQ OMX without regard to Adviser or PowerShares NASDAQ Internet Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NASDAQ Internet Portfolio into consideration in determining, composing or calculating the NASDAQ Internet Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NASDAQ Internet Portfolio to be issued or in the determination or calculation of the equation by which PowerShares NASDAQ Internet Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NASDAQ Internet Portfolio. “NASDAQ®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NASDAQ INTERNET PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. THE

CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNET INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a

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“distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room 100 F Street, N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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Invesco PowerShares Exchange-Traded Fund Trust 3500 Lacey Road, Suite 700 Downers Grove, IL 60515		P-PNQI-PRO-1
www.InvescoPowerShares.com 800.983.0903	@PowerShares